    As filed with the Securities and Exchange Commission on February 26, 1999

                                               Registration Nos. 333-36161
                                                                 811-08373

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                            ----------------------

                                   FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

               Pre-Effective Amendment No.                           [ ]
               Post-Effective Amendment No.   1                      [X]
                                             ---
                                    and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

               Amendment No.   2                                     [X]
                              ---

                       (Check appropriate box or boxes.)

                            ----------------------

                         LaSalle Partners Funds, Inc.
              (Exact Name of Registrant as Specified in Charter)

                             100 East Pratt Street
                             Baltimore, MD  21202
                    (Address of Principal Executive Office)

      Registrant's Telephone Number, including Area Code:  (800) 527-2553

                      William K. Morrill, Jr., President
                         LaSalle Partners Funds, Inc.
                             100 East Pratt Street
                             Baltimore, MD  21202
                    (Name and Address of Agent for Service)

                                  Copies to:

                             Alan C. Porter, Esq.
                            Piper & Marbury L.L.P.
                         1200 Nineteenth Street, N.W.
                             Washington, DC  20036

It is proposed that this filing will become effective (check appropriate box):

( ) immediately upon filing pursuant to paragraph (b)

( ) on (date) pursuant to paragraph (b)

(X) 60 days after filing pursuant to paragraph (a)(1)

( ) on (date) pursuant to paragraph (a)(1)

( ) 75 days after filing pursuant to paragraph (a)(2)

( ) on (date) pursuant to paragraph (a)(2) of Rule 485

                      Declaration Pursuant to Rule 24f-2

     The Registrant has previously elected to register an indefinite number of Retail Class and Institutional Class shares of the LaSalle Partners U.S. Real Estate Fund series of its Common Stock, par value $.01 per share, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1998 will be filed on or before March 30, 1998. The Registrant is a "feeder" fund within a "master-feeder" fund structure. The "master" fund within this structure has executed this Registration Statement.


================================================================================

                         LA SALLE PARTNERS FUNDS, INC.

                                  CONTENTS OF
                            REGISTRATION STATEMENT


Facing Sheet

Table of Contents

Part A Cross Reference Sheet

Prospectus

Part B Cross Reference Sheet

Statement of Additional Information

Part C

Signature Page

Exhibit Index

Exhibits

                         LA SALLE PARTNERS FUNDS, INC.

                             CROSS REFERENCE SHEET


                                    PART A

Form N-1A Item No.                                                     Section in the Prospectus
-----------------                                                      -------------------------

1.  Front and Back Cover Pages....................................     Front Cover Page; Back Cover Page

2.  Risk/Return Summary: Investments, Risks, and Performance......     An Overview of the Fund; The Fund's Goal's and Strategies;
                                                                       Principal Risks; Performance of
                                                                       LaSalle Investment Management

3.  Risk/Return Summary: Fee Table................................     An Overview of the Fund; Fee Table

4.  Investment Objectives, Principal Investment Strategies, and
      Related Risks...............................................     An Overview of the Fund; The Fund's Goals and Strategies;
                                                                       Principal Risks

5.  Management's Discussion of Fund Performance...................     Not applicable

6.  Management, Organization, and Capital Structure...............     Management of the Fund; Additional Fund Information

7.  Shareholder Information.......................................     Purchasing Shares; Redeeming Shares; Distributions and Taxes

8.  Distribution Arrangements.....................................     Fees and Expenses; Purchasing Shares

9.  Financial Highlights Information..............................     Financial Highlights

LASALLE PARTNERS U.S. REAL ESTATE FUND

PROSPECTUS
April __, 1999

Retail Class Shares
Institutional Class Shares

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it approved or disapproved the fund as an investment. It is a criminal offense to state otherwise.

(inside cover)

TABLE OF CONTENTS
An Overview of the Fund..............................................    1
Fees and Expenses....................................................    2
The Fund's Goals and Strategies......................................    4
Principal Risks......................................................    5
Performance of LaSalle Investment Management.........................    8
Purchasing Shares....................................................   10
Redeeming Shares.....................................................   15
Distributions and Taxes..............................................   17
Management of the Fund...............................................   18
Additional Fund Information..........................................   20
Financial Highlights.................................................   21

OBJECTIVE: LaSalle Partners U.S. Real Estate Fund (the "Fund") seeks total return primarily through investments in U.S. real estate securities.

STRUCTURE: The Fund is a separate series of LaSalle Partners Funds, Inc. (the "Company"), an open-end diversified investment management company. The Fund operates under a master/feeder structure, whereby it invests all of its assets in the U.S. Real Estate Portfolio of LaSalle Partners Master Trust (the "Trust"). The Trust is a separate mutual fund with an investment objective identical to the Fund.

SHARE CLASSES: The Fund offers Retail Class shares and Institutional Class shares.

MANAGER: LaSalle Investment Management (the "Manager"), a registered investment adviser and a subsidiary of LaSalle Partners Incorporated, manages the Fund and the Trust's assets.

DISTRIBUTOR: Funds Distributor, Inc. (the "Distributor") serves as principal underwriter and distributor of the Fund's shares.

ADMINISTRATOR/TRANSFER AGENT: PFPC Inc. serves as the Fund's administrator and as transfer agent and dividend disbursing agent for the Fund's shares.


The Fund's shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investing in the Fund involves risk, and you could lose money.

AN OVERVIEW OF THE FUND

The Fund and the Trust seek to provide current income and capital appreciation by investing in the equity securities of real estate investment trusts (REITs) and other publicly-traded real estate industry companies.

Total Return Bar Chart and Table

RETAIL CLASS*
Since Inception, -20.2%

INSTITUTIONAL CLASS
Since Inception, -19.9%

Within the period shown in the chart, the highest quarterly return for the Retail Class and Institutional Class were -1.5% (quarter ended December 31,
1998) and -1.4% (quarter ended September 30, 1998), respectively. The lowest quarterly returns were -15.1% (quarter ended September 30, 1998) and -15.0% (quarter ended June 30, 1998), respectively.

AVERAGE ANNUAL TOTAL RETURN

The table shows average total returns of the Fund's Retail Class and Institutional Class shares, compared to the Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly-traded real estate securities.

----------------------------------------------------------------------------------------------
                                                                         WILSHIRE REAL ESTATE
CALENDAR PERIOD        RETAIL CLASS*           INSTITUTIONAL CLASS       SECURITIES INDEX

-----------------------------------------------------------------------------------------------
Life of the Fund (1)   -20.2%                   -19.9%                   -16.6%
-----------------------------------------------------------------------------------------------

* The Retail Class shares are sold subject to a sales charge, which is waived for certain investors (see Purchasing Shares-Retail Class Shares). The impact of the sales charges which was implemented on April __, 1999 is not reflected in the total returns shown above; if these amounts were reflected, total returns would be less than those shown.

(1) The Retail Class and Institutional Class of the Fund each commenced operations on March 30, 1998.

Principal Risks

An investment in the Fund involves risks, and you could lose money.

The Fund is subject to risks similar to those associated with owning real estate directly. The Fund also is subject to various risks related to investing in REITs. These risks include changes in the value of and income from the underlying properties, and credit and interest rate risk. The Fund also may invest in illiquid securities, each of which has additional risks.

The Fund is part of a master/feeder structure. The Trust may sell shares to other mutual funds or institutional investors. The Fund's investment in the Trust may be adversely affected by the actions of these other investors.

For more information on the risks of investing in the Fund, see the Principal Risks Section.

FEES AND EXPENSES

The following tables summarize the fees and expenses related to investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES

------------------------------------------------------------------------------
                                        RETAIL CLASS      INSTITUTIONAL CLASS
------------------------------------------------------------------------------
Sales charge on purchases               5%*               None
------------------------------------------------------------------------------
Sales charge on reinvested dividends    None              None
------------------------------------------------------------------------------
Redemption fee                          None              None
------------------------------------------------------------------------------
Exchange fee                            None              None
------------------------------------------------------------------------------
* The sales charge is waived for certain investors (see Purchasing Shares-Retail Class Shares).

ANNUAL FUND OPERATING EXPENSES /1/
AS % OF AVERAGE NET ASSETS


-------------------------------------------------------------------------------
                                         RETAIL CLASS      INSTITUTIONAL CLASS
-------------------------------------------------------------------------------
Management fee /2/                       0.75%             0.75%
-------------------------------------------------------------------------------
12b-1 fee                                0.25%             None
-------------------------------------------------------------------------------
Shareholder services fee                 0.15%             None
-------------------------------------------------------------------------------
Other expenses /3/                       142.16%           112.42%
-------------------------------------------------------------------------------
Total Fund operating expenses /3/        143.31%           113.17%
-------------------------------------------------------------------------------
Waivers/Reimbursements /2/               141.86%           112.12%
-------------------------------------------------------------------------------
Net expenses after
 waivers/reimbursements                  1.45%             1.05%
-------------------------------------------------------------------------------


     (sidebar)
     EXPLANATION OF FEES
     MANAGEMENT FEE: The fee the Trust pays to the Manager for managing the Trust's assets.

     12b-1 FEE: Fee the Fund pays to the Distributor for marketing and distributing the Fund's shares.

     SHAREHOLDER SERVICES FEE: A fee the Fund pays to the financial services firms who have entered into shareholder services agreements with the Company for shareholder account service and maintenance.

     OTHER EXPENSES: These include fees for items related to transfer agency, custody and other expenses.

/1/ Expenses for the Fund include 12b-1, shareholder services and administration fees; expenses for the Trust include management fees and other expenses.
/2/ The Manager has contractually agreed to waive a portion of its management fee and reimburse the Fund to limit total operating expenses.
/3/ Expenses shown in the fee table are estimated based on expenses incurred in the last fiscal year. Actual expenses may be higher or lower.

EXPENSES EXAMPLE

--------------------------------------------------------------
                        Retail Class      Institutional Class
---------------------------------------------------------------
One year                $                 $
---------------------------------------------------------------
Three years             $                 $
---------------------------------------------------------------
Five years              $                 $
---------------------------------------------------------------
Ten years               $                 $
---------------------------------------------------------------

This example demonstrates the expenses a shareholder would pay on a $10,000 investment, assuming a 5% annual return and redemption at the end of each time period and payment of the 5% sales charge. Of course, each investor's actual expenses may vary.

THE FUND'S GOALS AND STRATEGIES

INVESTMENT OBJECTIVE
The Fund's investment objective is total return through investments primarily in U.S. real estate securities. The Fund seeks to achieve its objective by investing all of its investable assets in the U.S. Real Estate Portfolio of LaSalle Partners Master Trust, a separate mutual fund with an investment objective identical to the Fund and managed by LaSalle Partners Real Estate Securities.

          (sidebar)
          A NOTE ABOUT THE FUND'S OBJECTIVE
          The investment objective is not a fundamental policy, meaning that it may be changed upon notice to, but without the approval of, the Fund's shareholders or the Trust's investors. There can be no assurance that the Fund or the Trust will achieve the investment objective.

PRINCIPAL INVESTMENT STRATEGIES
The Trust seeks to provide investors with current income from dividends and distributions. It also seeks to provide capital appreciation from the selection of securities that the Manager believes are undervalued, meaning that the securities may achieve price gains if their true value is realized in the marketplace.

Under normal conditions, at least 85% of the Trust's total assets will be invested in the equity securities of real estate investment trusts (REITs) and other publicly-traded real estate industry companies. These real estate industry companies must derive at least half of their revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate.

     (sidebar)
     REAL ESTATE INVESTMENT TRUSTS
     REITs pool investors' funds primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders if it complies with specific regulatory requirements and distributes to its shareholders at least 95% of its taxable income for each taxable year.

     Generally, REITs are classified as:
     - EQUITY REITS, which invest their assets directly in real property and derive their income primarily from rents;
     - MORTGAGE REITS, which invest in real estate mortgages and derive their income primarily from interest payments; and
     - HYBRID REITS, which combine the characteristics of Equity and Mortgage REITs.

     The Manager expects to invest primarily in REITs.

The Trust's investments normally will be allocated among a number of companies representing diverse investment policies and real property holdings. For example, certain securities may be selected for high current return, while others may be chosen for long-term capital appreciation potential. In selecting these securities, the Manager may use intensive top-down and bottom-up analysis that covers industry and market-cycle trends and individual company research.

In addition, the Trust may invest up to 10% of its total assets in foreign securities. The Manager typically invests a portion of the Trust's assets in money market securities, primarily to provide liquidity for payment of expenses and the proceeds of redemptions.

PRINCIPAL RISKS

As with all investments, an investment in the Fund could cause you to lose money. The specific risks associated with investing in the Fund are described below.

GENERAL RISKS OF REAL ESTATE SECURITIES

The Fund will be subject to risks similar to those associated with the direct ownership of real estate, including:
 .  Declines in the value of real estate
 .  Risks related to general and local economic conditions
 .  Dependency on management skill
 .  Heavy cash flow dependency
 .  Possible lack of availability of mortgage funds
 .  Overbuilding
 .  Extended vacancies of properties
 .  Increased competition
 .  Increases in property taxes and operating expenses
 .  Changes in zoning laws
 .  Losses due to costs resulting from the clean-up of environmental problems
 . Liability to third parties for damages resulting from environmental problems . Casualty or condemnation losses
 .  Limitations on rents
 .  Changes in neighborhood values and the appeal of properties to tenants
 .  Changes in interest rates

REIT RISKS

Investors also will be subject to certain risks associated with REITs. For example, Equity REITs may be affected by changes in the value of the underlying properties owned by the REITs, while Mortgage REITs may be affected by the quality of any credit extended. Equity and Mortgage REITs depend on management skills and generally may not be diversified. These REITs also are dependent on the income generated by the underlying properties to meet operating expenses, and they are subject to borrower default and to self-liquidation. In addition, Equity and Mortgage REITs possibly could fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the Investment Company Act of 1940.

The above factors also may adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REITs, particularly Mortgage REITs, are subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans gradually will align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than investments in fixed-rate obligations.

MASTER/FEEDER FUND STRUCTURE

The board of directors of the Company believes that the master/feeder fund structure offers opportunities for substantial growth in the assets of the Trust, which may enable the Fund to realize economies of scale that could reduce the Fund's operating expenses.

In addition to selling its shares to the Fund, the Trust may sell shares to other mutual funds or institutional investors. These investors will invest in the Trust under the same terms and conditions and will pay a proportionate share of the Trust's expenses. However, due to variations in distribution arrangements and operating expenses, the other funds investing in the Trust may sell their shares at a different price than the Fund. So, the Trust's various investors may earn different returns.

The Fund's investment in the Trust may be adversely affected by the actions of other funds investing in the Trust. For example, if a large fund withdraws from the Trust, the remaining funds may experience higher pro rata operating expenses, which can lower returns. (Of course, this possibility also exists for traditionally structured funds that have large institutional investors.) Additionally, the Trust may become less diverse, resulting in increased risk. Also, funds with a greater pro rata ownership in the Trust could have effective voting control of the Trust's operations.

The Fund may withdraw its investment from the Trust at any time, as long as the Company's board of directors determines that the withdrawal is in the best interest of Fund shareholders. Upon any such withdrawal, the board of directors would consider what action might be taken, including retaining the investment manager to manage the Fund's asset directly or investing all the Fund assets in another pooled investment entity having the same investment objective as the Fund.

DISTRIBUTION IN KIND

Certain changes in the Trust's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Trust. Such withdrawal could result in a distribution "in kind" of portfolio securities, rather than cash, from the Trust. If this happens, the Fund may incur brokerage, tax and other charges associated with converting the securities to cash. In addition, a distribution in kind may result in a less diversified portfolio or adversely affect the Fund's liquidity.

ILLIQUID SECURITIES

According to the Trust's guidelines for investing in illiquid securities, the Trust may purchase Rule 144A securities, which are restricted securities that have not been registered under the Securities Act of 1933. Nevertheless, certain qualified institutional investors may trade these securities. The presence or absence of a secondary market in these securities may affect their value.

YEAR 2000 CONSIDERATIONS

Many computer systems were designed using only two digits to signify the year (i.e., 98 for 1998). On January 1, 2000, if these systems are not corrected, they may incorrectly interpret 00 as 1900 instead of 2000, leading to computer shutdowns and errors. To the extent these systems conduct forward-looking calculations, the computer problems could occur prior to January 1, 2000.

Like other investment companies and financial and business organizations, the Company and the Trust could be adversely affected in their ability to conduct normal business operations if the computer systems used by the Manager or other service providers do not adequately address this problem in a timely manner. The Manager does not anticipate the year 2000 processing issue will have any material impact on its ability to continue to service the Trust and the Fund. In addition, the Company has sought assurances from its other service providers that they are taking the steps necessary to deal with the year 2000 problem. The cost of any systems remediation by persons other than the Company and the Trust will not be borne by the Fund. However, no assurances can be given that the actions taken by service providers will be sufficient to avoid any adverse effect to the Fund.

PERFORMANCE OF LASALLE INVESTMENT MANAGEMENT

The chart below shows the historical performance of all LaSalle Investment Management accounts having the same investment objective as the Fund and the Trust. The data, calculated on an average annual total return basis, is provided to illustrate LaSalle Investment Management's past performance in managing accounts in accordance with the same strategy, research and analytical models used for the Trust. These accounts consist of separate and distinct portfolios, and their performance is not indicative of or a substitute for the past or future performance of the Fund or the Trust.

                           Years Ended December 31,

---------------------------------------------------------------------------------------------------------------
                  1998       1977      1996      1995    1994    1993    1992    1991     1990     1989    1988
---------------------------------------------------------------------------------------------------------------
LaSalle
 Investment
 Management
 Asset
 Weighted
 Rate of
 Return/1/
---------------------------------------------------------------------------------------------------------------
Mutual Fund/2/  (20.80%)    22.00%    32.70%    18.20%   ----    ----    ----    ----     ----     ----    ----
---------------------------------------------------------------------------------------------------------------
LaSalle U.S.
 Public Real
 Estate
 Securities
 Fund, L.P./3/
---------------------------------------------------------------------------------------------------------------
Wilshire
Real Estate
Securities
Index/4/        (17.07%)    19.03%    36.87%    13.65%   1.64%  15.23%   7.40%  20.03%  (33.46%)   2.37%  24.18%
 ---------------------------------------------------------------------------------------------------------------
Number of
portfolios         44         37        32        27      18      14      16      12       10        8       6
---------------------------------------------------------------------------------------------------------------
Assets end
of period
($ millions)   3,177.4    3,134.2   2,250.3   1,346.4   629.4   291.5   144.4   127.8     84.5     84.3    74.5
---------------------------------------------------------------------------------------------------------------

----------------------

/1/ The composite performance data shown above for the LaSalle Investment Management Asset Weighted Rate of Return (the "LaSalle Composite") was developed from the aggregate performance of all private accounts that are managed on a basis substantially the same as LaSalle Investment Management employs in managing the assets of the Trust. The LaSalle Composite includes all portfolios invested in U.S. based publicly-traded real estate companies for which LaSalle Investment Management has full discretionary authority to manage in accordance with LaSalle Investment Management's strategy. The LaSalle Composite excludes for each respective year one portfolio invested in international real estate securities and one portfolio invested in private commingled funds. The composite performance data has been calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), which differ from the SEC's method of performance calculation, and the effect of fees has been reflected as described below. Custodial fees and expenses have not been deducted from the performance results, but investment management fees have been deducted. The fees and expenses deducted from the composite performance data generally are substantially lower than the expenses incurred by the Fund and Trust, and the composite performance figures would have been lower if they had been subject to the higher fees and expenses incurred by the Fund and the Trust. In addition, if the accounts within the composite had been regulated as investment companies under the federal securities and tax laws, the composite performance might have been adversely affected by the diversification requirements, tax restrictions and investment limitations to which the Fund and the Trust are subject.
/2/ LaSalle Investment Management is the subadviser of a mutual fund with substantially the same investment objective as the Fund and the Trust. The mutual fund's performance results were obtained from its annual reports. The performance results assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the performance results would be lower.
/3/ LaSalle Investment Management is the adviser of a limited partnership which in March 1998 was reorganized as a feeder of the Trust. The limited partnership's performance results are calculated net of fees. The performance results assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge and fees were reflected, the performance results would be lower.
/4/ The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly-traded real estate securities, such as REITs, real estate operating companies and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The following security types are excluded from the Index: Mortgage REITs, Health Care REITs, real estate finance companies, home builders, large land owners and sub-dividers, and Hybrid REITs. To be included in the Index, a company must have a book value of real estate assets of at least $100 million; have a market capitalization of at least $100 million; and derive at least 75% of its total revenue from the ownership and operation of real estate assets.

PURCHASING SHARES

The Company offers two classes of shares of the Fund:
    -  RETAIL CLASS, with a minimum initial investment of $10,000
    -  INSTITUTIONAL CLASS, with a minimum initial investment of $250,000.

Other than the minimum investment requirements, the primary difference between the two classes is that the Retail Class is sold with a sales charge that currently is being waived for certain investors (see Retail Class Shares below) and is subject to distribution and shareholder services fees, while the Institutional Class is not. Because each class is subject to different expenses, they likely will have different share prices.

Determination of Share Price
The Fund's net asset value (NAV) is determined each business day as of the close of regular trading on the New York Stock Exchange (NYSE), which currently is 4 p.m., Eastern time.

Nav Calculation
The NAV of a share class is calculated by valuing its portion of the Fund's assets (the value of its investment in the Trust and other assets), deducting all liabilities attributable to that class, and dividing the result by the number of shares outstanding for that particular class. For this purpose, the Trust's portfolio securities are valued primarily on the basis of market quotations or, if market values are not available, at fair value determined by the Trust.

Purchase Price
Investors purchase shares at the NAV next determined after the transfer agent receives the purchase order in proper form. Purchase orders that are received by the transfer agent prior to the close of regular trading on the NYSE on any business day are priced at the NAV determined that day. Purchase orders received after 4 p.m., Eastern time, on a business day are priced as of the time the next NAV is calculated. (If you place a purchase order through your investment representative, it is that representative's responsibility to forward the order to the transfer agent in a timely matter.)


RETAIL CLASS SHARES

Purchasing Retail Class shares
Investors may purchase Retail Class shares:
- Through any securities dealer or financial services firm that has a sales agreement with the Distributor. The Fund accepts telephone orders for shares from certain securities dealers and other financial services firms. It is the responsibility of these firms to forward purchase orders and payments for shares promptly. Financial services firms may charge the investor a transaction fee or other fees for their services. These fees are not charged if the shares are purchased directly through the Fund's transfer agent.
- Directly through the Fund's transfer agent (PFPC Inc., P.O. Box 8976, Wilmington, DE 19899-8976).

Making additional investments
Shareholders may purchase additional shares for an existing account by mailing a check payable to "LaSalle Partners Funds, Inc.--LaSalle Partners U.S. Real Estate Fund" to the following address:

          LaSalle Partners Funds, Inc.
          c/o PFPC Inc.
          P.O. Box 8976
          Wilmington, DE 19899-8976

Shareholders may not purchase shares with a check issued by a third party and endorsed over to the Fund.

Shareholders also may purchase shares for an existing account via a wire transfer. Wire funds to:

         PNC Bank, N.A.
         Philadelphia, Pennsylvania
         ABA #0310-0005-3
         Credit DDA #8601726436
         For credit to: LaSalle Partners Funds, Inc.--LaSalle Partners U.S. Real Estate Fund
         Account No.:
         Account Name:

Sales Charge
The Fund's Retail Class shares are offered and sold at NAV plus a sales charge that varies according to the size of your purchase. The Fund receives the NAV, and the sales charge is allocated between your investment dealer and the Distributor as shown in the following table. However, the Distributor, at its discretion, may allocate the entire sales charge to your investment dealer.

Amount of transaction         Sales charge as a % of net   Sales charge as a % of the    Dealers' reallowance as a
                              asset value per share        offering price per share      % of offering price
------------------------------------------------------------------------------------------------------------------
Less than $50,000              5.26%                        5.00%                        4.25%
------------------------------------------------------------------------------------------------------------------
$50,000 but less than
 $100,000                      4.71%                        4.50%                        3.75%
------------------------------------------------------------------------------------------------------------------
$100,000 but less than
 $250,000                      3.63%                        3.50%                        2.85%
------------------------------------------------------------------------------------------------------------------
$250,000 but less than
 $500,000                      2.56%                        2.50%                        2.10%
------------------------------------------------------------------------------------------------------------------
$500,000 but less than
 $1 million                    2.04%                        2.00%                        1.60%
------------------------------------------------------------------------------------------------------------------
$1 million or more             See below                    See below                    See below
------------------------------------------------------------------------------------------------------------------

Purchases of $1 million or more
No initial sales charge applies to purchases of Retail Class shares of $1 million or more. However, a contingent deferred sales charge (CDSC) of 1% is imposed if you redeem these shares within one year of purchase. A dealer concession of up to 1% may be paid on these investments.

The CDSC is based on the lesser of the original purchase cost or the current NAV of the shares being redeemed, and it is not charged on shares you acquired by reinvesting dividends. To keep your CDSC as low as possible, each time you place a request to redeem shares, we first redeem any shares in your account that are not subject to the CDSC. The Distributor receives the entire amount of any CDSC you pay.

     (sidebars)
     Distribution plan
     The Company's distribution plan provides for the payment of a distribution fee (12b-1 fee) from the assets of the Retail Class. This fee supports activities designed to increase sales of the Retail Class, including advertising, the creation of sales literature and compensation to dealers. The board of directors has authorized an annual distribution fee of 0.25%, and the annual fee may not exceed 0.75% of the average daily net assets of the Retail Class.

     Shareholder services plan
     This plan allows the Fund to pay fees to financial services firms and others who have entered into shareholder services agreements with the Company. These fees are paid for services provided to Retail Class shareholders, including shareholder assistance and communications and maintenance of shareholder accounts. The board of directors has authorized an annual shareholder services fee of 0.15%, and the annual fee may not exceed 0.25% of the average daily net assets of the applicable shareholder accounts.

     Sales compensation
     Whenever you invest in Retail Class shares, your financial services firm receives compensation. These firms typically pass along a portion of this compensation to your financial representative. Compensation payments originate from sales charges paid by investors and from 12b-1 fees paid out of the assets of the Fund's Retail Class.

         Financial services firms selling large amounts of Fund shares may receive extra compensation. This compensation, which LaSalle Partners, pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.

Reducing your sales charge
There are three ways you may be able to combine your purchases and reduce your sales charge:
- ACCUMULATION PRIVILEGE lets you add the value of any Fund shares you already own to the amount of your next Retail Class investment for purposes of calculating the sales charge.
- GROUP INVESTMENT PROGRAM lets a group purchase Retail Class shares at a reduced sales charge. A qualified group is treated as a single purchaser under this privilege. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge to participate, no obligation to invest (although initial investments must total at least $10,000) and individual investors may close their accounts at any time.
- LETTER OF INTENTION lets you purchase Retail Class shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

To take advantage of any of these programs, complete the appropriate section of your account application. For more information, contact your investment dealer, see the Statement of Additional Information, or contact the Fund.

Reinstatement privilege
When you redeem Retail Class shares, you may reinvest some or all of the proceeds within 120 days without a sales charge, as long as you notify the Fund in writing before you reinvest. If you paid a CDSC when you redeemed your shares, you will be credited with that amount. All accounts involved must have the same registration.

Waivers for certain investors
The Fund may sell Retail Class shares at NAV without a sales charge to various individuals and institutions, including:
- Registered representatives and other employees (and their families) of broker-dealers having sales agreements with the Distributor;
- Employees (and their families) of financial institutions having sales agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares);
- "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by the Distributor;
- Financial representatives using Fund shares in fee-based investment products under a signed agreement with the Distributor or the Manager;
-     Individuals transferring assets from an employee benefit plan.

INSTITUTIONAL CLASS SHARES

Institutional Class shares currently are available only to certain qualified purchasers, including financial institutions; pension, profit-sharing and employee benefit plans and trusts; insurance companies; investment companies; and investment advisers and broker-dealers acting for their own accounts or for the accounts of such institutional investors.

Employee purchase program
Current and former directors and officers of LaSalle Partners Real Estate Securities; current and retired officers, directors and employees of LaSalle Partners Incorporated and its direct and indirect subsidiaries; and their spouses and minor children may purchase Institutional Class shares by opening an employee investment account directly with the Company. The account requires an initial investment of $1,000 or more. Call 1-800-LaSalle for an account application.

Retirement plans
Fund investors can establish an account under one of several tax-sheltered plans, including Individual Retirement Accounts (IRAs). For more information on IRAs and other retirement plans, along with their benefits, provisions and fees, contact your investment professional.

REDEEMING SHARES

Shareholders may redeem all or part of their investment on any business day by transmitting a redemption order either through their dealer (who may charge a fee for the service) or directly to the Fund's transfer agent.

Your shares will be sold at the NAV next determined after the Fund receives your redemption order in proper form. Redemption proceeds are made by check and are mailed within seven days.

BY MAIL
Shareholders may redeem Fund shares via written requests delivered to the Fund's transfer agent. To redeem by mail, you must send a letter containing written instructions specifying:

         1.  The account number
         2.  The number of shares or dollar amount to be redeemed

All account owners must sign the letter in the exact names in which the account is registered. (Additional documentation may be required for redemptions by corporations, partnerships, trusts or fiduciaries.)

Send the letter to the Company at the following address:
                LaSalle Partners Funds, Inc.
                c/o PFPC Inc.
                P.O. Bos 8976
                Wilmington, DE 19899-8976

                (sidebar)
                Signature guarantees
                To protect against fraud, you must include a signature guarantee along with your redemption request if:
                    -   The redemption is for more than $25,000;
                    - You request redemption proceeds to be sent to a name or address that differs from your account registration; or
                    -   You request a transfer of registration.

                You may obtain a signature guarantee from most banks, trust companies, brokerage firms, clearing agencies or savings associations that are participants in a medallion program recognized by the securities transfer association. Signature guarantees that are not a part of these programs will not be accepted.

By telephone
Shareholders who authorize telephone transactions on their account application may redeem up to $25,000 by calling the Fund's transfer agent toll free at 1-800-LaSalle. A check for the redeemed shares will be mailed to the account address of record.

Neither the Fund nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon telephone instructions that it believes to be genuine. The Fund and transfer agent will employ reasonable procedures to confirm that the telephone instructions are genuine.

Other redemption information
- Selling recently purchased shares: Redemption proceeds for shares recently purchased by check will be mailed after the check for the purchase has cleared.
- Dividends and redemptions: Dividends payable up to the redemption date will be paid on the next dividend payment date. If a shareholder redeems all shares in an account, the Fund will remit a check to the shareholder.
- Low balances: Upon 60 days' notice, the Company may redeem the shares in any account that falls below the minimum required balance, unless the decline in account value is due solely to a decline in the Fund's NAV.

DISTRIBUTIONS AND TAXES

Dividends and distributions
- Shareholders will receive quarterly distributions of investment company taxable income, which consists of all taxable income, other than capital gains, reduced by deductible expenses of the Fund.
- The Company expects that a portion of the Fund's dividends will be considered return of capital, which is not subject to current taxation.
-     Net capital gains, if any, will be distributed at least annually.

Dividend reinvestment
All dividends and any capital gain distributions will be reinvested in additional Fund shares of the same class, unless a shareholder has requested to receive dividend payments by check. Shareholders may cancel automatic dividend reinvestment by notifying the Fund's transfer agent either directly or through their investment dealer at least five days before the next dividend or distribution payment date.

Fund's tax status
The Fund and the Trust are treated as separate entities for federal tax purposes.

The Fund intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code, so that it will be relieved of federal income tax on investment company taxable income and net capital gains distributed to shareholders. In addition, the Fund expects to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

As a partnership under the Code, the Trust does not pay federal income or excise taxes.

Taxes and distributions
As with any investment, there are tax implications associated with investing in the Fund. The following is a summary of some of the important tax issues generally affecting the Fund's shareholders. Consult your tax advisor regarding issues specific to your own tax situation.
- Dividends from the Fund's investment company taxable income are taxable to shareholders as ordinary income, whether received as cash or additional Fund shares.
- Capital gain distributions are taxable to shareholders as long-term capital gains, regardless of how long the shares are held or whether the distributions are taken in cash or additional Fund shares.
- Shareholders may realize capital gains or losses on the sale of Fund shares.
- The Fund expects only a portion of its dividends paid to qualify for the dividends-received deduction available to corporate shareholders.
- The Fund provides shareholders with annual information regarding the federal income tax status of its dividends and distributions.

MANAGEMENT OF THE FUND

Board of Directors
------------------
The business and affairs of the Fund are managed under the supervision of the board of directors of LaSalle Partners Funds, Inc., while the business and affairs of the Trust are managed under the supervision of its board of trustees.

The Company's board of directors approves all significant agreements between the Company and those furnishing services to the Fund, including the agreements with the Fund's manager, distributor, administrator, transfer agent and custodian. A majority of the Company's directors are not affiliated with either the manager or the distributor of the Fund. The same individuals serve as members of the boards of the Fund and the Trust.

Investment Manager
------------------
Responsibilities
LaSalle Investment Management, a registered investment adviser with principal offices at 100 East Pratt St., Baltimore, Maryland, 21202, serves as the investment manager of the Fund, pursuant to an agreement with the Company. Under the agreement, the Manager is responsible for monitoring the Fund's operations and the services provided to the Fund by others. The Fund seeks to achieve its investment objective by investing all of its assets in the Trust.

The Manager also serves as the Trust's investment manager. In that capacity, the Manager is responsible for managing the Trust's portfolio in accordance with its investment objective, policies and restrictions, making investment decisions, placing purchase and sale orders for securities, and employing portfolio managers and securities analysts who provide research services to the Trust.

The Trust may, from time to time, consistent with its investment policies and applicable law, invest in securities of companies with which LaSalle Partners Incorporated has a business relationship. The Manager will not consider any such relationship in making decisions regarding the securities to be purchased or sold for the Trust.

Organization
------------
The Manager is one of several entities through which LaSalle Partners Incorporated and its affiliates conduct real estate investment advisory and related businesses. LaSalle Partners Incorporated is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, users and investors worldwide.

Together with its affiliates, the Manager had $3.2 billion in real estate securities under management as of December 31, 1998. The Manager, together with its predecessors, has provided real estate investment advice to pension funds and other institutional investors since 1985. The Manager's investment team has more than 14 years of experience managing accounts similar to the Trust and is supported by LaSalle Partners

Incorporated's extensive research and property management organization that consists of more than 2,300 employees in offices throughout the world. The Manager uses the same research, analytical models and professional staff in managing the Trust's assets and its other accounts.

Portfolio Managers
------------------
William K. Morrill, Jr., Managing Director; Keith R. Pauley, Managing Director; and James A. Ulmer III, Principal of LaSalle Investment Management, share the primary responsibility of managing the Trust's assets.

Mr. Morrill has more than 15 years of real estate securities investment experience and has been a portfolio manager with LaSalle Investment Management and its predecessors since 1985. Mr. Pauley has more than 14 years of real estate securities investment experience and has been a portfolio manager with LaSalle Investment Management and its predecessors since 1986. Mr. Ulmer has more than 13 years of real estate securities investment experience and joined LaSalle Investment Management in 1997 as a securities analyst and portfolio manager. Prior to 1997, Mr. Ulmer was a principal at AIRES Real Estate Services, providing security analysis and portfolio strategy for institutional investors in real estate securities.

ADDITIONAL FUND INFORMATION

Description of shares
The board of directors of LaSalle Partners Funds, Inc. is authorized to establish "series" of shares of capital stock and separate classes of shares of each series. Different classes of the Company's shares of any series may be offered to certain investors. All classes of a particular series share a common investment objective and portfolio of investments. However, the net asset values per share of the classes will differ to the extent there are different fees and expenses applicable to the classes.

The shares offered by this Prospectus have been designated Retail Class and Institutional Class shares of the LaSalle Partners U.S. Real Estate Fund series. The board of directors may add additional series or share classes in the future.

Shareholder meetings
Whenever the Company is requested to vote on matters pertaining to the Trust, the Company will hold a meeting of Fund shareholders and will cast all of its votes in the same proportion as the votes of its shareholders.

The Company does not expect to hold annual meetings. However, Fund shareholders have the right, under certain circumstances, to request a meeting for the purpose of considering the removal of a director. If a proper request is made, the Company will assist with the shareholder communications in connection with the meeting.

Investor inquiries
Investors who have questions about the Fund may contact their broker-dealer or the Company toll free at 1-800-LaSalle.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's audited financial statements, is included in the Annual Report for the Fund and the Trust which is available upon request.

Lasalle Partners Funds, Inc.--LaSalle Partners U.S. Real Estate Fund

-------------------------------------------------------------------------------------------------
                                                                           For the period from
                                                                             March 30, 1998*
                                                                       through December 31, 1998
-------------------------------------------------------------------------------------------------
                                                                         Institutional   Retail
                                                                         Class           Class
                                                                         ------------    --------
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 10.00         $ 10.00
-------------------------------------------------------------------------------------------------

INCREASE/(DECREASE) FROM OPERATIONS:
-------------------------------------------------------------------------------------------------
Net investment income from operations                                        0.26            0.22
-------------------------------------------------------------------------------------------------
Net realized and unrealized (loss) on investments                           (2.24)          (2.23)
                                                                          -------         -------
-------------------------------------------------------------------------------------------------
Total from investment operations                                            (1.98)          (2.01)
-------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
-------------------------------------------------------------------------------------------------
Distributions from net investment income                                    (0.24)          (0.20)
-------------------------------------------------------------------------------------------------
Distributions from return of capital                                        (0.02)          (0.02)
                                                                          -------         -------
-------------------------------------------------------------------------------------------------
Total distributions                                                         (0.26)          (0.22)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  7.76         $  7.77
-------------------------------------------------------------------------------------------------

Total Return/1/                                                            (19.92%)        (20.22%)
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA:
-------------------------------------------------------------------------------------------------
Net assets, end of period (000)                                           $   154         $    45
-------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets 2,3,4                            1.05%           1.45%
-------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets 1,4,5                    4.28%           3.93%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate on LaSalle Partners Master Trust
U.S. Real Estate Portfolio                                                     31%             31%
-------------------------------------------------------------------------------------------------

* Commencement of operations


-----------------------
/1/ Not annualized
/2/ Annualized
/3/ The annualized expense ratio without waivers and reimbursements for the period ended December 31, 1998 would have been (113.17%) and (143.31%) for the Institutional and Retail Classes, respectively.
/4/ Expense and net investment income ratios represent the combined ratios for the LaSalle Partners U.S. Real Estate Fund and its pro rata share of the LaSalle Partners Master Trust U.S. Real Estate Portfolio's expenses and income.
/5/ The annualized net investment income ratio without waivers and reimbursements for the period ended December 31, 1998 would have been (106.79%) and (136.93%) for the Institutional and Retail Classes, respectively.

(back cover)
OBTAINING ADDITIONAL INFORMATION

The Company makes available free of charge other information about the Fund:

-  Annual/Semiannual Reports
     These reports highlight performance of the Fund and the Trust and feature discussions on investment strategy, portfolio holdings and market conditions and influences.

-  Statement of Additional Information (SAI)
     The SAI contains more details about the Fund and its policies, and is incorporated by reference into (legally considered part of) this prospectus. A current SAI is on file with the SEC.

You may obtain more information about the Fund via:
-  Phone. Call toll free, 1-800-LaSalle.
- Mail. Write to the Fund at: LaSalle Partners Funds, Inc. 60 State Street, Suite 1300, Boston, M.A. 02109
- The SEC. You also may obtain these documents via the SEC's web site, http://www.sec.gov, by visiting the SEC's Public Reference Room in Washington, D.C., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. The phone number is 1-800-SEC-0330.
                                                                           22

                         LA SALLE PARTNERS FUNDS, INC.

                             CROSS REFERENCE SHEET

                                     Part B

                                                                           Section in Statement of
Form N-1A Item No.                                                         Additional Information
------------------                                                         -----------------------

10.  Cover Page and Table of Contents....................................  Cover Page
11.  Fund History........................................................  General Information
12.  Description of the Fund and Its Investments and Risks...............  Investment Policies and Practices; Investment
                                                                           Restrictions; Portfolio Transactions and Brokerage
13.  Management of the Fund..............................................  Management
14.  Control Persons and Principal Holders of Securities.................  Management
15.  Investment Advisory and Other Services..............................  Management; Investment Manager; Administrator;
                                                                           General Information
16.  Brokerage Allocation and Other Practices............................  Portfolio Transactions and Brokerage
17.  Capital Stock and Other Securities..................................  Description of Capital Stock
18.  Purchase, Redemption, and Pricing of Shares.........................  Valuation of Portfolio Securities;
                                                                           Purchase of Shares;
                                                                           Redemption of Shares
19.  Taxation of the Fund................................................  Taxation
20.  Underwriters........................................................  Distribution Arrangements
21.  Calculation of Performance Data.....................................  Performance Information
22.  Financial Statements................................................  Financial Statements

                     LaSalle Partners U.S. Real Estate Fund



                       STATEMENT OF ADDITIONAL INFORMATION

                               _____________, 1999


         This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with the Prospectus dated _____________, 1999 including any supplements thereto. To obtain additional copies of the Prospectus, please call 1-800-LaSalle.


                                Table of Contents
                                -----------------

                                                              Page
                                                              ----

         General Information                                   B-2
         Investment Policies and Practices                     B-2
         Investment Restrictions                               B-5
         Portfolio Transactions and Brokerage                  B-6
         Valuation of Portfolio Securities                     B-7
         Purchase of Shares                                    B-8
         Redemption of Shares                                  B-9
         Taxation                                             B-11
         Management                                           B-16
         Investment Manager                                   B-17
         Administrator                                        B-17
         Custodian                                            B-17
         Transfer Agent                                       B-17
         Distribution Arrangements                            B-19
         Performance Information                              B-20
         Description of Capital Stock                         B-21
         Independent Accountants                              B-21
         Legal Counsel                                        B-21
         Financial Statements                                 B-21

                              GENERAL INFORMATION

         LaSalle Partners U.S. Real Estate Fund (the "Fund") is a series of LaSalle Partners Funds, Inc. (the "Company"), an open-end diversified management investment company. The Company currently offers two classes of shares of the
Fund: Retail Class shares and Institutional Class shares.

         Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information regarding the activities of the fund being considered for investment. Important information concerning the Company and the Trust is included in the Prospectus which may be obtained without charge from the Company's distributor or securities dealers and other financial institutions that have a sales agreement with the Company's distributor. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus.


         As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all of its investable assets in a series of an open-end management investment company having the same investment objective as the Fund. The investment company is the U.S. Real Estate Portfolio of LaSalle Partners Master Trust, a Delaware business trust (the "Trust"), for which LaSalle Investment Management (the "Manager") serves as investment manager. Since the investment characteristics of the Fund will correspond directly to those of the Trust, the Prospectus and this Statement of Additional Information include a discussion of the various investments of and techniques employed by the Trust.

         The Company was incorporated under the laws of the State of Maryland on September 19, 1997. The Company filed a registration statement with the SEC registering as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and registering an indefinite number of Retail Class and Institutional Class shares of the Fund under the Securities Act of 1933, as amended (the "1933 Act"). The Fund commenced operations on March 30, 1998.



                       INVESTMENT POLICIES AND PRACTICES

         The Fund's investment objective is total return primarily through investments in U.S. real estate securities. As described in the Prospectus, the Fund will attempt to achieve its objective by investing all of its investable assets in the Trust. The Trust will invest its assets primarily in equity securities of real estate investment trusts ("REITs") and other real estate industry companies that are publicly traded in the United States securities markets. Equity securities of real estate industry companies in which the Trust will invest consist of common stock, shares of beneficial interest of REITs and securities with characteristics of common stock, such as preferred stock and debt securities convertible into common stock. The Trust does not have a policy requiring a minimum rating for investment in debt securities. The Trust does not expect to invest in debt securities during the current fiscal year. There can be no assurance that either the Fund or the Trust will achieve its investment objective. The following information supplements, and should be read in conjunction with, the discussion in the Prospectus of the investment objective and policies of the Fund and the Trust.

REAL ESTATE INVESTMENT TRUSTS

         Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

         REITs can generally be classified as follows:

         - Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

         - Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

         - Hybrid REITs, which combine the characteristics of both Equity REITs and Mortgage REITs.

         REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

ILLIQUID AND RESTRICTED SECURITIES

         As discussed in the Prospectus, the Trust may invest up to 15% of the value of its net assets, measured at the time of investment, in illiquid securities. Both restricted securities (other than Rule 144A securities that are deemed to be liquid as discussed below), which may not be resold to the public without registration under the 1933 Act, and securities that, due to their market or the nature of the security, have no readily available market for their disposition are considered to be not readily marketable or "illiquid". Limitations on resale and marketability may have the effect of preventing the Trust from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Trust might have to bear the expense and incur the delays associated with registration. In purchasing illiquid securities, the Trust does not intend to engage in underwriting activities, except to the extent the Trust may be deemed to be a statutory underwriter under the 1933 Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of these investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Trust may invest in Rule 144A securities which, as disclosed in the Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A and provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Trust might be unable to dispose of the security promptly or at a reasonable price.

         Securities eligible for resale pursuant to Rule 144A will not be subject to the Trust's limitations on investing in securities that are not readily marketable, provided that the Manager determines that a liquid market exists for such securities under guidelines adopted and monitored by the Trust's Board of Trustees. In making this determination, the Manager will consider the following factors, among others: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

MONEY MARKET INSTRUMENTS

         From time to time the Trust may purchase high quality, short-term debt securities, commonly known as money market instruments. These securities include U.S. Government securities, obligations of U.S. commercial banks and commercial paper.

         U.S. Government securities include direct obligations of the U.S. Government, which consist of bills, notes and bonds issued by the U.S. Treasury, and obligations issued by agencies of the U.S. Government which, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the U.S. Treasury or supported by the issuing agency's right to borrow from the U.S.
Treasury.

         The obligations of U.S. commercial banks include certificates of deposit and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.


         Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest in varying amounts.


REPURCHASE AGREEMENTS

         The Trust may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed by the Manager to be creditworthy under criteria established by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Trust) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Trust makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank or its agent. The underlying securities, which in the case of the Trust must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Trust does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Trust seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

                            INVESTMENT RESTRICTIONS

         The Fund's and the Trust's investment programs are subject to a number of restrictions that reflect self-imposed standards as well as regulatory limitations. The investment restrictions recited below are in addition to those described in the Prospectus. No investment restriction of the Fund prevents the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective.

         Investment restrictions which are designated as matters of fundamental policy may only be changed with the approval of a "majority of the outstanding voting securities" of the Fund or the Trust, as the case may be. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a company means the vote, at an annual or a special meeting of the security holders of the company duly called, (i) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of such company, whichever is the less.

         The Fund and the Trust may not as a matter of fundamental policy:

         (1) Issue senior securities, except as permitted under the 1940 Act.

         (2) Effect short sales of securities or sell any security which it does not own unless by virtue of its ownership of other securities it has, at the time of sale, a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and, provided that if such right is conditional, the sale is made upon the same conditions; or purchase securities on margin (but the Fund/Trust may obtain such short-term credits as may be necessary for the clearance of transactions).

         (3) Borrow money, except that the Fund/Trust may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).

         (4) Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of illiquid securities.

         (5) Purchase or sell real estate, provided that the Fund/Trust may invest in securities of companies in the real estate industry and may purchase securities secured or otherwise supported by interests in real estate.

         (6) Purchase or sell commodities or commodities contracts, provided that the Fund/Trust may invest in financial futures and options on such futures.

         (7) Make loans, except that the Fund/Trust may lend portfolio securities in accordance with its investment policies and may enter into, purchase or invest in repurchase agreements, debt instruments or other securities, whether or not the purchase is made upon the original issuance of the securities.

         The Trust will invest more than 25% of its total assets in securities issued by companies in the real estate industry. Except as noted in the previous sentence, it is a fundamental policy of the Fund and the Trust not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC, investments are concentrated in a particular industry if such investments (but not investments in U.S. Government securities) aggregate more than 25% of the Fund's/Trust's total assets.

         The Trust does not intend to invest in or to enter into financial futures contracts or purchase options on such futures or to lend portfolio securities during the current fiscal year.

         The following investment restrictions are not fundamental policies and may be changed by the Fund's Board of Directors or by the Trust's Board of Trustees without shareholder approval. The Fund and the Trust will not as a matter of operating policy:

         (1) Borrow money, except that the Fund/Trust may borrow money for temporary or emergency purposes in an amount not exceeding 10% of the value of its total assets at the time of such borrowing, provided that, while borrowings by the Fund/Trust equaling 5% or more of its total assets are outstanding, the Fund/Trust will not purchase securities for investment.

         (2) Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

         (3) Invest for the purpose of exercising control or management.

         (4) Invest more than 10% of its total assets in foreign securities.

         (5) Invest more than 20% of its total assets in any one issuer.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Manager is responsible for decisions to buy and sell securities for the Trust, for the selection of brokers and dealers to execute securities transactions and for negotiation of commission rates. Purchases and sales of securities on a securities exchange will be effected through broker-dealers which charge a commission for their services. The Manager may direct purchase and sale orders to any registered broker-dealer. In the over-the-counter market, transactions are effected on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer based on the spread between the bid and asked price for the security. The prices of securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

         The Manager's primary consideration in effecting securities transactions is to obtain the most favorable execution of orders on an overall basis. As described below, the Manager may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by the Manager to be beneficial to the Trust's investment program. Certain research services furnished by broker-dealers may be useful to the Manager with clients other than the Trust. Similarly, any research services received by the Manager through placement of portfolio transactions of other clients may be of value to the Manager in fulfilling its obligations to the Trust. No specific value can be determined for research and statistical services furnished without cost to the Manager by a broker-dealer. The Manager is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Manager's research and analysis. Therefore, it may tend to benefit the Trust by improving the Manager's investment advice.

         The Manager's policy is to pay a broker-dealer commissions for particular transactions that are higher than might be charged if a different broker-dealer had been chosen when, in the Manager's opinion, this policy furthers the overall objective of obtaining the most favorable execution. The Manager is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Trust in order to secure research and investment services described above.

         The Manager manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Trust and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Trust or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager.

         The allocation of orders among broker-dealers and the commission rates paid by the Trust will be reviewed periodically by the Board of Trustees. The foregoing policy under which the Trust may pay higher commissions to certain broker-dealers in the case of agency transactions does not apply to transactions effected on a principal basis.


         For the fiscal year ended December 31, 1998, the Trust paid brokerage commissions of $37,641. For the fiscal year ended December 31, 1998, the Trust paid no brokerage commissions to affiliated brokers.

         The Company and the Trust are required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which each of them has acquired during its most recent fiscal year. As of December 31, 1998, neither the Fund nor the Trust held securities of its "regular brokers or dealers".


                   VALUATION OF PORTFOLIO SECURITIES

         The Fund's net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange (the "NYSE"), which is normally 4:00 p.m. (Eastern time), each day on which the NYSE is open for business (a "business day"). The NYSE is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Portfolio securities traded on a national exchange on the valuation date are valued at the last quoted sale price. Exchange traded securities for which there have been no reported sales on the valuation date and securities traded primarily in the over-the-counter market are valued at the last quoted bid prices. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established and monitored by the Trust's Board of Trustees. These procedures may include the use of an independent pricing service which calculates prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Debt obligations with maturities of 60 days or less are valued at amortized cost. The net asset values of the Retail Class shares and Institutional Class shares will differ to the extent different fees and expenses are applicable to each class.


                              PURCHASE OF SHARES


         Retail Class shares of the Fund are offered and sold at a public offering price equal to their net asset value plus a sales charge that varies depending on the size of your purchase. The sales charges applicable to purchases of Retail Class shares are described in the Prospectus. Investors may reduce or eliminate the sales charge under one or more of the privileges and programs described below.

ACCUMULATION PRIVILEGE

         A purchaser of Retail Class shares may qualify for a quantity discount by combining a current purchase with certain other shares of any class of the Fund already owned. The applicable sales charge is based on the total of: (i) the investor's current purchase; and (ii) the maximum public offering price (at the close of business on the previous day) of all shares held by the investor in the Fund. To obtain the accumulation privilege on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund's Administrator with sufficient information to verify that the purchase qualifies for the privilege. The shareholder must furnish this information to the Fund's transfer agent when making direct cash investments.

LETTER OF INTENTION

         A Letter of Intention allows an investor to receive a reduced sales charge on purchases of Retail Class shares purchased during a 13-month period as if the total amount invested had been invested in a single lump sum. A non-binding Letter of Intention must be filed with the Fund's Administrator within 90 days of the start of your purchases. The initial investment must be at least 5% of the total amount to be invested. Out of the initial investment, 5% of the dollar amount specified in the Letter of Intention will be registered in the investor's name and held in escrow. The investor will earn income dividends and capital gain distributions on the escrowed shares. Neither income dividends nor capital gain distributions reinvested in additional shares will apply toward completion of the Letter of Intention. When the full amount indicated has been purchased, the escrow will be released. Investors are not obligated to complete the Letter of Intention and, in such case, sufficient escrowed shares will be redeemed to pay any applicable sales charge.

GROUP INVESTMENT PROGRAM

         Members of qualified groups may purchase Retail Class shares of the Fund at a reduced sales charge. To receive the Retail Class group rate, group members must purchase shares through a single investment dealer designated by the group. Purchases of shares are made at the public offering price based on the net asset value next determined after payment for the shares is received. The minimum investment requirements described in the Prospectus apply to purchases by any group member. Only shares purchased under the Retail Class group discount are included in calculating the purchased amount for the purposes of these requirements. Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to purchasing investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to the Distributor that the group then has at least 25 members and that at least 10 members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to the Distributor as to the eligibility of the purchasing members of the group. Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring Retail Class shares for the benefit of any of the foregoing. Interested groups should contact their investment dealer or the Fund. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

WAIVER OF THE SALES CHARGE

Certain investors who are eligible to purchase Retail Class shares without a sales charge are listed in the Prospectus. In addition, the Fund may sell Retail Class shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition by the Fund of assets of an investment company or personal holding company.

                             REDEMPTION OF SHARES

         The Company may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Company will redeem shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of portfolio securities in lieu of cash, in conformity with applicable rules of the SEC, the Company will make such distributions in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Portfolio Securities" and such valuation will be made as of the same time the redemption price is determined. The Company and the Trust have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Company and the Trust are each obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund/Trust during any 90-day period for any one shareholder.

         The Trust has agreed to make a redemption in kind to the Fund whenever the Company wishes to make redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Trust, and in no case will a redeeming shareholder of the Fund receive a security issued by the Trust.

         The Board of Directors of the Company may cause the redemption of a Retail Class share account with a balance of less than $10,000, or an Institutional Class share account with a balance of less than $250,000, provided
(1) the value of the account has been reduced for reasons other than market action below the minimum initial investment in such shares at the time the account was established, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the net asset value on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to the last known address of the shareholder.


                                   TAXATION

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

         The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

         The Fund expects to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). In addition, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of its assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

         Under Subchapter M of the Code, the Fund is not subject to federal income tax on the portion of its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the "Distribution Requirement") and complies with the Income Requirement, the Diversification Test and certain other requirements of the Code. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

         If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions generally would be eligible for the 70% dividends received deduction for "qualifying dividends".

         The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

         The Fund will invest all of its investable assets in the Trust. As a partnership, the Trust will not be subject to federal income or excise taxes under the Code. Instead, the Fund and other investors in the Trust must take into account, in computing their federal tax liability, their proportionate share of the Trust's income, gain, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Trust. In addition, the Fund will be deemed to own a proportionate share of the Trust's assets and income for the purpose of determining whether the Fund qualifies as a regulated investment company. Accordingly, the Trust intends to conduct its operations so that the Fund will be able to satisfy applicable tax requirements.

         If the Trust acquires stock in certain non-U.S. corporations ("passive foreign investment companies" or "PFICs") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gains) or at least 50% of whose average assets produce or are held for the production of such passive income, the Fund indirectly through its interest in the Trust could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. A certain election (treating the PFIC as a "qualified electing fund") filed with the Fund's federal income tax return may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize ordinary taxable income and net capital gain of the PFIC without the corresponding receipt of cash which may need to be distributed by the Fund to satisfy the Distribution Requirement.

         Pursuant to proposed regulations, open-end regulated investment companies such as the Fund would be entitled to avoid the tax consequences described in the preceding paragraph by electing to mark-to-market their stock in certain PFICs. Marking to market in this context means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gains of a prior year for which an election was in effect). Making the election could result in the recognition of gain without the corresponding receipt of cash which may need to be distributed by the Company to satisfy the Distribution Requirement.

         Distributions received by the Fund from the Trust generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that (i) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Trust prior to the distribution;
(ii) income or gain may be realized if the Trust holds unrealized receivables or substantially appreciated inventory items (collectively, "tainted assets") immediately before the distribution and (a) the distribution includes tainted assets and reduces the Fund's interest in non-tainted assets of the Trust or (b) the distribution includes non-tainted assets and reduces the Fund's interest in tainted assets of the Trust; and (iii) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Trust and consists solely of cash and/or tainted assets. The Fund's basis in its interest in the Trust generally will equal the amount of cash and the basis of any property which the Fund invests in the Trust, increased by the Fund's share of income from the Trust, and decreased by the amount of any cash distributions and the basis of any property distributed from the Trust.


         Distributions of capital gain (i.e., the excess, if any, of the net gains realized by the Fund or the Trust on dispositions of capital assets held for more than 1 year over the net losses, if any, realized by the Fund or the Trust on dispositions of capital assets held for 1 year or less), if any, are taxable to shareholders as net capital gains regardless of how long the shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. The net capital gain of a noncorporate taxpayer is generally subject to tax at a maximum rate of 20%; a corporation is taxed on net capital gain at the same rates that apply to ordinary income. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%. Distributions of earnings and profits of the Fund other than distributions of net long-term capital gains are taxable to shareholders as ordinary income.

         If capital gain distributions have been made with respect to shares of the Fund that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions payable to any shareholder who (i) has provided the Fund either an incorrect tax identification number or no number at all, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

         Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.


                                  MANAGEMENT

DIRECTORS AND OFFICERS OF THE FUND

         The Board of Directors of the Company consists of seven directors. The directors and officers of the Fund, their ages and their principal occupations during the last five years are set forth below. Each director who is an "interested director" of the Company (as defined in the 1940 Act) is indicated by an asterisk (*).

                                                        Position(s) Held                Principal Occupations(s)
Name and Address                        Age             With Registrant                During the Past Five Years
----------------                        ---             ---------------                --------------------------
Bruce D. Alexander                       54                 Director               Adjunct Professor, Yale University
459 Prospect Streeet                                                               School of Management; Senior Vice
New Haven, CT  06511                                                               President and Director of New
                                                                                   Business, The Rouse Company

Lawrence S. Bacow                        46                 Director               Professor, Massachusetts Institute
75 Summit                                                                          of Technology
Newton, MA  02158


Richard A. Dobbins                       52                 Director               President, Historical Data
520 Washington Street                                                              Systems, Inc.; President,
Duxbury, MA  02331                                                                 Municipal Market Data, Inc.


John W. McCarter, Jr.                    59                 Director               President and Chief Executive
The Field Museum                                                                   Officer of The Field Museum;
1200 South Lake Shore Drive                                                        Senior Vice President of Booz,
Chicago, IL  60605                                                                 Allen & Hamilton, Inc.


Lynn C. Thurber*                         50                 Director               Director, LaSalle Partners
200 East Randolph Drive                                                            Incorporated; Co-President,
Chicago, IL  60601                                                                 LaSalle Advisors Capital
                                                                                   Management, Inc.; Managing
                                                                                   Director, LaSalle Advisors Limited
                                                                                   Partnership; Chief Executive
                                                                                   Officer of ABKB/ LaSalle
                                                                                   Securities Limited; Chief
                                                                                   Operating Officer and Director of
                                                                                   Acquisitions, ABKB/LaSalle
                                                                                   Securities Limited

William K. Morrill, Jr.*                 60           Director; President          Managing Director, ABKB/ LaSalle
100 East Pratt Street                                                              Securities Limited
Baltimore, MD  21202


Keith R. Pauley*                         36           Director; Executive          Managing Director/Portfolio
100 East Pratt Street                                    Vice President            Manager, ABKB/LaSalle Securities
Baltimore, MD  21202                                                               Limited


Stephen A. Smith                         41          Senior Vice President         Managing Director, Private Capital
200 East Randolph Drive                                    Secretary               of LaSalle Advisors Limited
Chicago, IL  60601                                                                 Partnership


Audre' J. Melsbakas                      36          Senior Vice President         Principal, LaSalle Partners
200 East Randolph Drive                               Assistant Secretary          Incorporated; Associate, The
Chicago, IL  60601                                                                 Keystone Group

James A. Ulmer, III                      58              Vice President            Vice President, ABKB/LaSalle
100 East Pratt Street                                                              Securities Limited; Principal,
Baltimore, MD  21202                                                               AIRES Real Estate Services;
                                                                                   Chairman and President, Enoch
                                                                                   Pratt Free Library

William E. Sullivan                      42                Treasurer               Executive Vice President, Chief
200 East Randolph Drive                                                            Financial Officer and Director
Chicago, IL 60601                                                                  of LaSalle Partners Incorporated;
                                                                                   Executive Vice President and Chief
                                                                                   Financial Officer of LaSalle
                                                                                   Partners' predecessor partnerships;
                                                                                   Managing Director of the special
                                                                                   projects group of LaSalle Partners'
                                                                                   predecessor partnerships; Senior Vice
                                                                                   President of the special projects
                                                                                   group of LaSalle Partners'
                                                                                   predecessor partnerships

Denise M. Ruth                           26           Assistant Secretary          Operations Manager, ABKB/ LaSalle
100 East Pratt Street                                                              Securities Limited; Assistant
Baltimore, MD  21202                                                               Accountant, T. Rowe Price, Inc.


         The Company's Articles of Incorporation require the Company to indemnify its directors and officers to the full extent permitted by Maryland law. Nothing in the charter or bylaws of the Company protects any director or officer against any liability to the Company or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The officers and directors of the Company who are "interested persons" of the Company within the meaning of the 1940 Act do not receive compensation directly from the Company for serving in the capacities described above. However, those officers and directors who are affiliated with the Manager may receive remuneration indirectly from the Company for services provided in their respective capacities with the Manager. Each of the non-interested directors is expected to receive for his service on the Board of Directors an annual fee, plus reimbursement for out-of-pocket expenses incurred in connection with attendance at board meetings. The following table sets forth the information concerning the compensation anticipated to be paid by the Company to directors in the current fiscal year. Neither the Company nor any investment company in the Fund Complex offers any pension or retirement benefits to its directors or trustees.


                           Aggregate Compensation  Total Compensation from the
Name of Director           From the Fund (1)       Fund and Fund Complex (1)(2)
----------------           -----------------       ----------------------------

Bruce D. Alexander         $6,000                  $12,000
Lawrence S. Bacow          $6,000                  $12,000
Richard A. Dobbins         $6,000                  $12,000
John W. McCarter, Jr.      $6,000                  $12,000
William K. Morrill, Jr.      --                       --
Keith R. Pauley              --                       --
Lynn C. Thurber              --                       --

(1) The Company commenced operations on March 30, 1998. The amounts indicated are estimates of the compensation expected to be paid to directors of the Company during the Company's current fiscal year ending December 31, 1999.

(2) As of the date hereof, the "Fund Complex" consisted of the Company and the Trust.

         As of the date of this Statement of Additional Information, the officers, directors and trustees of the Company and the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund.

TRUSTEES AND OFFICERS OF THE TRUST

         The Board of Trustees of the Trust consists of seven trustees. The trustees and officers of the Trust, their ages and their principal occupations during the last five years are set forth below. Each trustee who is an "interested person" of the Trust (as defined in the 1940 Act) is indicated by an asterisk (*).

                                                        Position(s) Held                Principal Occupations(s)
Name and Address                        Age             With Registrant                During the Past Five Years
----------------                        ---             ---------------                --------------------------
Bruce D. Alexander                       54                 Trustee                Adjunct Professor, Yale University
459 Prospect Streeet                                                               School of Management; Senior Vice
New Haven, CT  06511                                                               President and Director of New
                                                                                   Business, The Rouse Company

Lawrence S. Bacow                        46                 Trustee                Professor, Massachusetts Institute
75 Summit                                                                          of Technology
Newton, MA  02158


Richard A. Dobbins                       52                 Trustee                President, Historical Data
520 Washington Street                                                              Systems, Inc.; President,
Duxbury, MA  02331                                                                 Municipal Market Data, Inc.


John W. McCarter, Jr.                    59                 Trustee                President and Chief Executive
The Field Museum                                                                   Officer of The Field Museum;
1200 South Lake Shore Drive                                                        Senior Vice President of Booz,
Chicago, IL  60605                                                                 Allen & Hamilton, Inc.


Lynn C. Thurber*                         50                 Trustee                Director, LaSalle Partners
200 East Randolph Drive                                                            Incorporated; Co-President,
Chicago, IL  60601                                                                 LaSalle Advisors Capital
                                                                                   Management, Inc.; Managing
                                                                                   Director, LaSalle Advisors Limited
                                                                                   Partnership; Chief Executive
                                                                                   Officer of ABKB/ LaSalle
                                                                                   Securities Limited; Chief
                                                                                   Operating Officer and Director of
                                                                                   Acquisitions, ABKB/LaSalle
                                                                                   Securities Limited

William K. Morrill, Jr.*                 60            Trustee; President          Managing Director, ABKB/ LaSalle
100 East Pratt Street                                                              Securities Limited
Baltimore, MD  21202


Keith R. Pauley*                         36            Trustee; Executive          Managing Director/Portfolio
100 East Pratt Street                                    Vice President            Manager, ABKB/LaSalle Securities
Baltimore, MD  21202                                                               Limited


Stephen A. Smith                         41          Senior Vice President         Managing Director, Private Capital
200 East Randolph Drive                                    Secretary               of LaSalle Advisors Limited
Chicago, IL  60601                                                                 Partnership


Audre' J. Melsbakas                      36          Senior Vice President         Principal, LaSalle Partners
200 East Randolph Drive                               Assistant Secretary          Incorporated; Associate, The
Chicago, IL  60601                                                                 Keystone Group


James A. Ulmer, III                      58              Vice President            Vice President, ABKB/LaSalle
100 East Pratt Street                                                              Securities Limited; Principal,
Baltimore, MD  21202                                                               AIRES Real Estate Services;
                                                                                   Chairman and President, Enoch
                                                                                   Pratt Free Library

William E. Sullivan                      42                Treasurer               Executive Vice President, Chief
200 East Randolph Drive                                                            Financial Officer and Director of
Chicago, IL  60601                                                                 LaSalle Partners Incorporated;
                                                                                   Executive Vice President and Chief
                                                                                   Financial Officer of LaSalle
                                                                                   Partners' predecessor partnerships;
                                                                                   Managing Director of the special
                                                                                   projects group of LaSalle Partners'
                                                                                   predecessor partnerships; Senior Vice
                                                                                   President of the special projects
                                                                                   group of LaSalle Partners'
                                                                                   predecessor partnerships

Denise M. Ruth                           26           Assistant Secretary          Operations Manager, ABKB/ LaSalle
100 East Pratt Street                                                              Securities Limited; Assistant
Baltimore, MD  21202                                                               Accountant, T. Rowe Price, Inc.

CODE OF ETHICS

         The Board of Directors of the Company and the Board of Trustees of the Trust have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of all directors/trustees and officers of the Company and the Trust, as well as to designated officers, directors and employees of the Manager and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Manager's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Trust.

         The Code of Ethics requires that covered employees of the Manager and all Company directors and Trust trustees who are "interested persons", preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Trust in the same security. Officers, directors and employees of the Manager and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


                              INVESTMENT MANAGER


         The Board of Directors of the Company has approved a Management Agreement between the Fund and the Manager. Under the agreement, the Manager monitors the operations of the Fund. The Manager receives no fee for providing these monitoring services. In the event the Company's Board of Directors determines that it is in the best interests of the Fund's shareholders to withdraw its investment in the Trust, the Manager would become responsible for directly managing the assets of the Fund. In such event, the Manager would be entitled to receive an investment management fee, accrued daily and paid monthly, at the annual rate of 0.75% of the Fund's average daily net assets.


         The Management Agreement will remain in effect for two years from the date of its initial execution and from year to year thereafter, so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and by the vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated by either the Company or the Manager on 60 days' written notice. It will terminate automatically in the event of its assignment (as defined by the 1940 Act).

         The Manager serves as the Trust's investment manager pursuant to an Investment Management Agreement with the Trust. Under the agreement, the Manager manages the Trust's investments subject to the supervision and direction of the Board of Trustees of the Trust. The Manager is responsible for providing a continuous investment program for the Trust, including the provision of investment research and management with respect to all securities and investments and cash equivalents purchased, sold or held in the Trust and the selection of brokers-dealers through which securities transactions for the Trust will be executed. In carrying out its responsibilities, the Manager is required to act in conformance with the Trust's Agreement and Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as amended.

         The Manager bears all expenses in connection with the performance of services under its agreements with the Company and the Trust. Each of the Company and the Trust bear certain other expenses incurred in its operation, including: (i) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian or depository appointed for the safekeeping of the Trust's cash, portfolio securities and other property; (ii) the charges and expenses of auditors; (iii) brokerage commissions for transactions in the portfolio securities of the Trust; (iv) all taxes, including issuance and transfer taxes, and fees payable by the Company/Trust to federal, state or other governmental agencies; (v) the cost of share certificates representing shares of the Company/Trust, (vi) fees involved in registering and maintaining registrations of the Company/Trust and of the Fund's shares with the SEC and various states and other jurisdictions; (vii) all expenses of shareholders' and directors'/trustees' meetings and of preparing, printing and mailing proxy statements, semi-annual and annual reports, and other communications (including prospectuses) to existing shareholders; (viii) compensation and travel expenses of directors/trustees who are not "interested persons" within the meaning of the 1940 Act; (ix) the expense of furnishing or causing to be furnished to each shareholder a statement of account, including the expense of mailing; (x) charges and expenses of legal counsel in connection with matters relating to the Company/Trust; (xi) membership or association dues for the

Investment Company Institute or similar organizations; (xii) interest payable on Company/Trust borrowings; and (xiii) postage.

         For the fiscal year ended December 31, 1998, the investment management fee payable to the Manager was $166,972 of which $22,263 was waived.

                                 ADMINISTRATOR

         PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington,
DE 19809, a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the administrator for both the Fund and the Trust. Pursuant to Administration Agreements between the Administrator and the Company and the Trust, respectively, the Administrator has agreed to provide certain fund accounting and administrative services to the Fund and the Trust, including among other services, accounting relating to the Fund and the Trust and the investment transactions of the foregoing; computing daily net asset values; monitoring the investments and income of the Fund and the Trust for compliance with applicable tax laws; preparing for execution and filing federal and state tax returns, and semi-annual and annual shareholder reports; preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Manager and the Fund's and the Trust's custodian; preparing and maintaining the Fund's and the Trust's books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to the administration of the Fund and the Trust as may be agreed upon in writing by the parties to the respective agreements.

         Compensation for the services and facilities provided by the Administration Agreements includes payment of the Administrator's out-of-pocket expenses. The Administrator's reimbursable out-of-pocket expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, independent pricing service charges and record retention/storage. The Administration Agreements will continue in effect until terminated by either party on 60 days' prior written notice to the other party.

         For the fiscal year ended December 31, 1998, the administration fee payable to the Administrator with respect to the Fund and the Trust was $72,098 (of which $36,049 was waived) and $27,323 (of which $13,662 was waived), respectively.


                                   CUSTODIAN

         PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as custodian of the Fund's and the Trust's assets consisting of cash and securities.

                                TRANSFER AGENT

         PFPF Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as transfer agent and dividend paying agent of the Fund's shares.


                           DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR

         Funds Distributor, Inc. (the "Distributor"), located at 60 State Street, Suite 1300, Boston, MA 02109, serves as the principal underwriter and distributor for the Fund's shares pursuant to a Distribution Agreement with the Company. The Distribution Agreement was initially approved by the Board of Directors of the Company. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc.

The Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

         The Distributor offers shares of the Fund continuously and has agreed to use its best efforts to solicit purchase orders for shares. Retail Class shares are sold by securities dealers and other financial services firms which have executed sales agreements with the Distributor. The Distributor is not obligated to sell any specific amount of shares of the Fund. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement. The Fund bears the expenses of registering its shares with the SEC and with applicable state regulatory authorities.

         The Distribution Agreement will remain in effect for two years from the date of its initial execution and from year to year thereafter, so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and by the vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either the Company or the Distributor on 60 days' written notice. It will terminate automatically in the event of its assignment (as defined by the 1940 Act).

         The Company and the Distributor reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. The Company reserves the right to vary the initial investment minimums and to impose minimums for additional investments in any of the classes of the Fund's shares at any time. In addition, the Company may waive the minimum investment requirements for any investor. The factors to be considered in the waiver or variation of such minimum investments include, but are not limited to, the relationship of the investor to the Company, the amount of the proposed investment, and the type of investor.

DISTRIBUTION PLAN

         The Company has adopted a Distribution Plan for the Retail Class of the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides for the payment of a distribution fee from the assets of the Retail Class for activities primarily intended to result in the sale of Retail Class shares, including advertising, compensation to dealers and the preparation of sales literature. Distribution fees paid under the Plan may not exceed 0.75% annually of the average daily net assets of the Retail Class, or such lesser amount as may be specified by the Company's Board of Directors. The Board of Directors has authorized payment of an annual distribution fee of 0.25% to the Distributor and participating dealers who assist in the distribution of Retail Class shares. The Distributor may use the fees paid under the Plan and its other resources to pay expenses associated with activities primarily intended to result in the sale of Retail Class shares. Under the terms of the Plan, the Board of Directors of the Company receives a quarterly written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

         The Plan has been approved by the Board of Directors, including the majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan. In approving the Plan, the directors identified and considered a number of potential benefits which the Plan may provide and determined that there is a reasonable likelihood that the Plan will benefit the Retail Class and its shareholders.

         The Plan is a compensation plan because the Distributor is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan. The Distributor may spend more for marketing and distribution than it receives in fees from the Retail Class. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, the Distributor could be said to have received a profit. For example, if the Distributor pays $1 for distribution related expenses and receives $2 under the Plan, the $1 difference could be said to be a profit for the Distributor. If after payments by the Distributor for marketing and distribution there are any remaining fees which have been paid under the Plan, they may be used as the Distributor may elect. Since the amounts payable under the Plan may be commingled with the Distributor's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of the Distributor's overhead expenses will be paid out of distribution fees and that these expenses may include the costs of leases, depreciation, communications, salaries, training and supplies.

         The Plan will remain in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Company, and of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan or such agreements. The Plan may be terminated at any time by vote of a majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund.


         For the fiscal year ended December 31, 1998, the Retail Class of the Fund accrued distribution fees of $79. No amount of the fee was paid.

         As of the date of this Statement of Additional Information, all distribution fees received by the Distributor under the Plan are paid to qualified securities brokers or financial institutions or other investment professionals in respect of their share accounts.

SHAREHOLDER SERVICES PLAN

         The Company has adopted a Shareholder Services Plan for the Retail Class of the Fund to compensate qualified recipients for individual shareholder services and account maintenance. These functions include, but are not limited to, answering shareholder questions and handling correspondence, assisting customers, and account record keeping and maintenance. For these services, the Fund may pay a qualified recipient a shareholder services fee at an annual rate not exceeding 0.25% of average daily net assets of the Retail Class attributable to its shareholder accounts, or such lesser amount as may be specified by the Company's Board of Directors. The Board of Directors has authorized payment of an annual shareholder services fee of 0.15%.

         For the fiscal year ended December 31, 1998, the Retail Class of the Fund accrued shareholder servicing fees of $47. No amount of the fee was paid.

                            PERFORMANCE INFORMATION

         The Fund may compare its performance to other funds or to relevant indices, such as the Wilshire Real Estate Index, the NAREIT Composite Index, the NAREIT Equity Index, the S&P 500, the Russell 2000, the S&P Utilities Index and the Lehman Brothers Fixed Income Index.

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state its performance solely in terms of total return.

TOTAL RETURN CALCULATIONS

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

         P(1 + T)(n) = ERV

         Where:          P   =   a hypothetical initial payment of $1,000

                         T   =   average annual total return

                         n   =   number of years (1, 5 or 10)

                       ERV   =   ending redeemable value of the hypothetical
                                 $1,000 payment made at the beginning of the designated period (or fractional portion thereof)

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Company's registration statement (or the later commencement of operations of the Fund or class). In calculating the ending redeemable value for a class of the Fund's shares, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to investments or reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

         The Company may also from time to time include in such advertising total return figures that are not calculated according to the formulate set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

         Alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         The cumulative total returns for the period ended December 31, 1998 (since inception) for the Retail Class and the Institutional Class of the Fund were (20.22)% and (19.92)%, respectively.


YIELD CALCULATIONS

         The yield of a class of Fund shares is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

         YIELD = 2 [ (a - b + 1)6 - 1 ]
                      -----
                       cd

         Where:        a   =   net investment income earned during the period
                               attributable to the subject class

                       b   =   net expenses accrued for the period attributable
                               to the subject class
                       c   =   the average daily number of shares of the subject
                               class outstanding during the period that were entitled to receive dividends

                       d   =   the maximum offering price per share of the
                               subject class

         Net investment income will be determined in accordance with rules established by the SEC.


         For the thirty-day period ended December 31, 1998, the yields for the Retail Class and Institutional Class shares of the Fund were 1.80% and 2.19%, respectively.

                         DESCRIPTION OF CAPITAL STOCK

         The Company is authorized to issue 50 million Retail Class shares and 50 million Institutional Class shares of its LaSalle Partners U.S. Real Estate Fund series of Common Stock, par value $.01 per share. The Board of Directors may increase or decrease the number of authorized shares without shareholder approval.

         The Company's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Board of Directors at any time. The Board has designated a single series of shares, the LaSalle Partners U.S. Real Estate, having two classes of shares: Retail Class shares and Institutional Class shares. In the event additional series are established, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of shares issued by a particular series will be identical to every other class and expenses of the series (other than any applicable distribution or shareholder services fees) would be prorated between all classes of a series based upon the relative net assets of that class.

         All shares of the Fund, regardless of class, have equal rights with respect to voting, except that the holders of a particular class of shares are not entitled to vote on any matter which does not affect any interest of that class. All classes of Fund shares vote together as a single class, except as otherwise required by applicable law. Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares voting together for election of directors may elect all the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any members of the Board of Directors.

         There are no preemptive, conversion or exchange rights applicable to any shares of the Fund. The outstanding shares are fully paid and non-assessable. In the event of liquidation of the Fund or dissolution of the Company, each share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

                            INDEPENDENT ACCOUNTANTS

         Pricewaterhouse Coopers LLP serves as independent accountants for the Company and the Trust.

                                 LEGAL COUNSEL

         Piper & Marbury L.L.P. serves as legal counsel to the Company and the Trust.

                             FINANCIAL STATEMENTS

         Audited financial statements for the Fund and the Trust as of and for the period ended December 31, 1998, together with the notes thereto and the reports of Pricewaterhouse Coopers LLP, are incorporated herein by reference to the Annual Report of the Fund and the Trust.

                                     PART C

                               OTHER INFORMATION




       Item 23. Exhibits

            (a)  (i)  Articles of Incorporation of the Registrant. Incorporated
                      by reference to Exhibit 1 to the Registration Statement.

                (ii) Articles of Amendment of the Registrant. Incorporated by reference to Exhibit 1(b) to Pre-Effective Amendment No. 1 to the Registration Statement.

               (iii) Articles Supplementary of the Registrant. Incorporated by reference to Exhibit 1(c) to Pre-Effective Amendment No. 1 to the Registration Statement.

            (b)       Amended and Restated By-Laws of the Registrant.*

            (c)       Not applicable.

            (d) Management Agreement between the Registrant and ABKB/LaSalle Securities Limited. Incorporated by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement.


            (e) Distribution Agreement between the Registrant and Funds Distributor, Inc. Incorporated by reference to Exhibit 6 to Pre-Effective Amendment No. 1 to the Registration Statement.

            (f)       Not applicable.

            (g) Custodian Services Agreement between the Registrant and PNC Bank, National Association. Incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 1 to the Registration Statement.


            (h)  (i)  Administration and Accounting Services Agreement between the Registrant and PFPC Inc. Incorporated by reference to
                      Exhibit 9(a) to Pre-Effective Amendment No. 1 to the Registration Statement.


                (ii) Transfer Agency Services Agreement between the Registrant and PFPC Inc. Incorporated by reference to Exhibit 9(b) to Pre-Effective Amendment No. 1 to the Registration Statement.


               (iii) License Agreement between LaSalle Partners Incorporated and the Registrant. Incorporated by reference to Exhibit 9(c) to Pre-Effective Amendment No. 1 to the Registration Statement.

            (i) Opinion and Consent of Piper & Marbury L.L.P. Incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement.

            (j)      Consent of Independent Accountants.*

            (k)      Not applicable.

            (l)      Initial Capital Agreement. Incorporated by reference to
                     Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement.

            (m) (i) Distribution Plan. Incorporated by reference to Exhibit 15(a) to Pre-Effective Amendment No. 1 to the Registration Statement.

               (ii)  Shareholder Services Plan. Incorporated by reference to
                     Exhibit 15(b) to Pre-Effective Amendment No. 1 to the Registration Statement.

            (n)      Not applicable.

            (o) Multiple Class Plan. Incorporated by reference to Exhibit 18 to Pre-Effective Amendment No. 1 to the Registration Statement.

* Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

      The Registrant invests all of its investable assets in LaSalle Partners Master Trust (the "Trust"), a separate investment company registered under the Investment Company Act of 1940 and may be deemed to control the Trust. The Registrant is not under common control with any person.


Item 25.   Indemnification

       Reference is made to Article Eighth, Section 5 of the Articles of Incorporation and Article VII of the By-Laws of the Registrant filed as Exhibits 1 and 2, respectively.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser


      A description of the directors and officers of the Registrant's investment adviser and other required information is incorporated herein by reference to the Form ADV and schedules thereto of ABKB/LaSalle Securities Limited, as amended, filed (File No. 801-48201) with the Securities and Exchange Commission under the Investment Advisers Act of 1940.

Item 27. Principal Underwriters

      (a) Funds Distributor, Inc. serves as principal underwriter and distributor for shares of the Registrant. Funds Distributor, Inc. also acts as principal underwriter for the following investment companies:

            American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
            American Century Government Income Trust
            American Century International Bond Funds
            American Century Investment Trust
            American Century Municipal Trust
            American Century Mutual Funds, Inc.
            American Century Premium Reserves, Inc.
            American Century Quantitative Equity Funds
            American Century Strategic Asset Allocations, Inc.
            American Century Target Maturities Trust
            American Century Variable Portfolios, Inc.
            American Century World Mutual Funds, Inc.
            The Brinson Funds
            Dresdner RCM Capital Funds, Inc.
            Dresdner RCM Equity Funds, Inc.
            Harris Insight Funds Trust
            HT Insight Funds, Inc. d/b/a Harris Insight Funds
            J.P. Morgan Institutional Funds
            J.P. Morgan Funds
            JPM Series Trust
            JPM Series Trust II
            Kobrick-Cendant Investment Trust
            Merrimac Series
            Monetta Fund, Inc.
            Monetta Trust
            The Montgomery Funds I
            The Montgomery Funds II
            The Munder Framlington Funds Trust
            The Munder Funds Trust
            The Munder Funds, Inc.
            National Investors Cash Management Fund, Inc.
            Orbitex Group of Funds
            SG Cowen Funds, Inc.
            SG Cowen Income + Growth Fund, Inc.
            SG Cowen Standby Reserve Fund, Inc.

            SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
            SG Cowen Series Funds, Inc.
            St. Clair Funds, Inc.
            The Skyline Funds
            Waterhouse Investors Family of Funds, Inc.
            WEBS Index Fund, Inc.

            Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, MA 02109. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

            (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.

            Director, President and Chief           -Marie E. Connolly
              Executive Oficer
            Executive Vice President                -George A. Rio
            Executive Vice President                -Donald R. Roberson
            Executive Vice President                -William S. Nichols
            Senior Vice President, General          -Margaret W. Chambers
              Counsel, Chief Compliance Officer,
              Secretary and Clerk
            Senior Vice President                   -Michael S. Petrucelli
            Director, Senior Vice President,        -Joseph F. Tower, III
              Treasurer and Chief Financial
              Officer
            Senior Vice President                   -Paula R. David
            Senior Vice President                   -Gary S. MacDonald
            Senior Vice President                   -Judith K. Benson
            Chairman and Director                   -William J. Nutt

            (c) Not applicable.



Item 28.    Location of Accounts and Records


            The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1, 31a-2 and 31a-3 thereunder at its principal office located at 100 East Pratt Street, Baltimore, MD 21202. Certain records, including records relating to the Registrant's shareholders, may be maintained pursuant to Rule 31a-3 at the offices of the Registrant's transfer agent, PFPC Inc., located at 103 Bellevue Parkway, Wilmington, DE 19809. Certain records relating to the physical possession of the Registrant's securities may be maintained at the offices of the Registrant's custodian, PFPC Trust Company, 400 Bellevue Parkway, Wilmington,
DE 19809.

Item 29.    Management Services

            Not applicable.

Item 30.    Undertakings

            Not applicable.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Baltimore, and State of Maryland, on the 26th day of February, 1999.


                                    LA SALLE PARTNERS FUNDS, INC.



                                    By: /s/ William K. Morrill, Jr.
                                       ---------------------------------
                                            William K. Morrill, Jr.
                                            President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                             Title                                 Date
---------                             -----                                 ----
/s/ William K. Morrill, Jr.     President (principal executive officer)     February 26, 1999
---------------------------     and Director
    William K. Morrill, Jr.


/s/ William E. Sullivan         Treasurer (principal financial and          February 26, 1999
---------------------------     accounting officer)
    William E. Sullivan


              *                 Director
---------------------------
    Bruce D. Alexander


              *                 Director
---------------------------
    Lawrence S. Bacow


              *                 Director
---------------------------
    Richard A. Dobbins


              *                 Director
---------------------------
    John W. McCarter, Jr.


              *                 Director
---------------------------
    Keith R. Pauley


              *                 Director
---------------------------
    Lynn C. Thurber



     *By: /s/ William K. Morrill, Jr.
          ---------------------------------                                 February 26, 1999
               William K. Morrill, Jr.
               Attorney-in-Fact

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, LaSalle Partners Master Trust has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Baltimore, and State of Maryland, on the 26th day of February, 1999.

                                         LA SALLE PARTNERS MASTER TRUST



                                         By: /s/ William K. Morrill, Jr.
                                            -------------------------------
                                                 William K. Morrill, Jr.
                                                 President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities with LaSalle Partners Master Trust and on the date indicated.


Signature                     Title                                    Date
---------                     -----                                    ----
/s/ William K. Morrill, Jr.
---------------------------   President (principal executive officer)  February 26, 1999
    William K. Morrill, Jr.   and Trustee


/s/ William E. Sullivan
---------------------------   Treasurer (principal financial and       February 26, 1999
    William E. Sullivan       accounting officer)

              *
---------------------------   Trustee
    Bruce D. Alexander


              *
---------------------------   Trustee
    Lawrence S. Bacow


              *
---------------------------   Trustee
    Richard A. Dobbins


              *
---------------------------   Trustee
    John W. McCarter, Jr.


              *
---------------------------   Trustee
    Keith R. Pauley


              *
---------------------------   Trustee
    Lynn C. Thurber



     *By: /s/ William K. Morrill, Jr.
          ----------------------------------                           February 26, 1999
               William K. Morrill, Jr.
               Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------
     (b)              Amended and Restated By-laws
     (j)              Consent of Independent Accountants